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                                                                   Exhibit 10.5
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                         PLEDGE AND SECURITY AGREEMENT


                          Dated as of January 11, 1995


                                    between


                                  PROLIQ, INC.


                                      and


                       CANADIAN IMPERIAL BANK OF COMMERCE



================================================================================














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                         PLEDGE AND SECURITY AGREEMENT


                               TABLE OF CONTENTS
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                                                            ----
ARTICLE I     Definitions ................................    2
     Section 1.1  Definitions ............................    2

ARTICLE II    Obligations Secured ........................    2
     Section 2.1  Obligations Secured Hereby .............    2

ARTICLE III   Representations and Warranties; Covenants ..    3
     Section 3.1  Representations and Warranties .........    3
     Section 3.2  Covenants ..............................    4
     Section 3.3  Indemnity ..............................    5

ARTICLE IV    Pledged Collateral .........................    5
     Section 4.1  Assignment of Pledged Collateral and
                    Agreements ...........................    5
     Section 4.2  Delivery of the Pledged Collateral .....    6
     Section 4.3  Record Ownership of Pledged Shares .....    8
     Section 4.4  Right to Receive Distributions .........    8
     Section 4.5  Right to Vote Pledged Shares and
                    Shares ...............................    9
     Section 4.6  Application of Pledged Collateral ......   10
     Section 4.7  Obligations Absolute; Enforceability by
                    the Lender ...........................   10

ARTICLE V     Default ....................................   11
     Section 5.1  Rights of the Collateral Agent upon an
                    Event of Default .....................   11

ARTICLE VI    Amendments, Modifications, Waivers and
                    Consents .............................   14
     Section 6.1  Execution of Amendments, etc ...........   14

ARTICLE VII   Miscellaneous ..............................   14
     Section 7.1  Further Assurances .....................   14
     Section 7.2  No Waiver; Cumulative Remedies .........   15
     Section 7.3  Notices, etc. ..........................   15
     Section 7.4  Fee; Costs and Expenses, etc. ..........   16
     Section 7.5  Collateral Agent Appointed
                    Attorney-in-Fact .....................   17
     Section 7.6  Termination ............................   17
     Section 7.7  Governing Law ..........................   18



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
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
     Section 7.8   Severability of Provisions .........   18
     Section 7.9   Headings ...........................   18
     Section 7.10  Execution in Counterparts ..........   18
     Section 7.11  Reinstatement ......................   18
     Section 7.12  Successors and Assigns .............   19


Schedule 3.1  - Locations of the Guarantor





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                         PLEDGE AND SECURITY AGREEMENT

         PLEDGE AND SECURITY AGREEMENT dated as of January 11, 1995 among PROLIQ, INC., a New Jersey corporation (the "Guarantor") and CANADIAN IMPERIAL BANK OF COMMERCE, as Lender (the "Lender") under the Loan Agreement (as hereinafter defined).

                                  WITNESSETH:

         WHEREAS, KCS Energy Marketing, Inc., a wholly-owned subsidiary of the Guarantor (the "Borrower"), the Guarantor, KCS Energy, Inc. (the "Parent") and the Lender have entered into a Loan Agreement dated as of January 11, 1995 (as the same from time to time may be extended, amended, supplemented, waived or modified and in effect, the "Loan Agreement") providing, among other things, for the commitment of the Lender to make Loans to the Borrower on the terms and conditions set forth in the Loan Agreement and for the Guarantor, jointly and severally with the Parent, to guaranty certain obligations of the Borrower under the Loan Agreement; and

         WHEREAS, the Guarantor is the record and beneficial owner of one hundred percent (100%) of the outstanding shares of Capital Stock of the Borrower; and

         WHEREAS, the Guarantor is entering into this Agreement with the Lender for the purpose of, among other things, granting the Lender a first lien and security interest in the Pledged Collateral (as such term is defined in Section
4.1 hereof) for the purpose of securing all amounts at any time and from time to time owing by the Guarantor to the Lender under or in connection with this Agreement or any other Loan Document (as such term is defined in the Loan Agreement).

         NOW, THEREFORE, in consideration of the premises and in order to induce the Lender to make Loans to the Borrower as provided in the Loan Agreement, the Guarantor agrees with the Lender as follows:






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                                   ARTICLE I

                                  Definitions

         Section 1.1 Definitions. As used in this Agreement and unless the context requires a different meaning, capitalized terms used herein and not otherwise defined have the meanings assigned to such terms in the Loan Agreement.

                                   ARTICLE II

                              Obligations Secured

         Section 2.1 Obligations Secured Hereby. This Agreement is made to provide for and secure repayment of the following indebtedness and liabilities of the Guarantor (such indebtedness and liabilities being herein called the "Secured Obligations") in the order of priority indicated:

              First, the repayment of all amounts advanced or expended by the Lender for the account of the Guarantor hereunder or in connection with this Agreement or any other Loan Document, the payment of all costs and expenses at any time and from time to time incurred by the Lender in connection with the enforcement of or preservation of any right under this Agreement or any other Loan Document (including, without limitation, the fees and expenses of counsel employed by the Lender in connection therewith), the payment of all reasonable costs and expenses at any time and from time to time incurred by the Lender in connection with the administration of this Agreement or any other Loan Document (including, without limitation, the reasonable fees and expenses of counsel employed by the Lender in connection therewith) and the payment of all indemnities and other amounts at any time and from time to time payable hereunder or under any other Loan Document or in connection herewith or therewith to the Lender by the Guarantor, and

              Second, the payment of the Guaranteed Obligations and interest with respect thereto, and

              Third, the repayment of all other amounts at any time and from time to time owing by the



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         Guarantor to the Lender under or in connection with this Agreement or any other Loan Document, including, without limitation, any other costs, expenses, indemnities other amounts at any time and from time to time payable under or in connection with this Agreement or any other Loan Document.

                                 ARTICLE III

                  Representations and Warranties; Covenants

         Section 3.1 Representations and Warranties. (a) The Guarantor reaffirms and repeats its representations and warranties contained in the Loan Agreement and agrees that the the Lender may rely on such representations and warranties as though set forth herein in full.

         (b) Upon delivery of the Pledged Shares (as such term is defined in Section 4.1(i) hereof) or any Shares (as such term is defined in Section 4.1(iii) hereof) to the Lender in accordance with Section 4.2 hereof the Lender will have a valid and perfected first priority security interest in all the Pledged Collateral subject to no prior Liens.

         (d) (i) No financing statement listing the Guarantor as debtor (other than any which may have been filed for the benefit of the Lender ) covering any of the Pledged Collateral is on file in any public office; and (ii) the Guarantor is and will be the lawful owner of, and has and will have good and marketable title to, all Pledged Collateral, free and clear of all Liens except for the Lien and security interest granted pursuant hereto in favor of the Lender.

         (e) The Guarantor has not previously created any security interest in the Pledged Collateral or any part thereof.

         (f) This Agreement has been duly authorized, executed and delivered by the Guarantor and constitutes a legal, valid and binding obligation of the Guarantor, enforceable against the Guarantor in accordance with its terms.

         (g) The Guarantor has valid rights in and good title to the Pledged Collateral and has full corporate power and authority to grant to the Lender the security interest



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in the Pledged Collateral pursuant hereto and to execute, deliver and perform its obligations in accordance with the terms of this Agreement, without the consent or approval of any other Person.

         (h) Schedule 3.1 hereto sets forth the location of the chief executive office of the Guarantor.

         (i) All of the Pledged Shares and Shares (as such terms are defined in Section 4.2(i) and 4.2(iii), respectively) delivered pursuant to Section 4.2 hereof have been and will be duly authorized and validly issued and are and will be fully paid and nonassessable; and none of such Pledged Shares or Shares are or will be subject to options to purchase or similar rights of any Person. The Guarantor is not and will not (without the prior written consent of the Lender) become a party or otherwise be bound by any agreement, other than this Agreement, which restricts in any manner the rights of any present or future holder of any of the Pledged Shares or Shares with respect to the Pledged Shares or Shares.

         (j) There are no restrictions upon the voting rights associated with, or upon the transfer or encumbrance of, any of the Pledged Shares.

         (k) The Pledged Shares constitute 100% of the issued and outstanding shares of Capital Stock of the Borrower.

         Section 3.2 Covenants. (a) The Guarantor shall comply fully with the provisions of this Agreement and any other Loan Document and punctually perform its obligations thereunder and hereunder.

         (b) The Guarantor will not create, permit or suffer to exist, and will defend the Pledged Collateral against, and take such other actions as are necessary to remove, any Lien, claim or right in, to or on the Pledged Collateral, and will defend the right, title and interest of the Lender in and to the Pledged Collateral against the claims and demands of all Persons whomsoever, other than the Liens created hereby.

         (c) The Guarantor shall not sell, encumber, or otherwise dispose of or transfer, any Pledged Collateral or right or interest therein, other than to the Lender.




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         (d) The Guarantor agrees promptly to notify the Lender of any change
(i) in its corporate name or in any trade name used to identify it in the conduct of its business or in the ownership of its properties or (ii) in the location of its chief executive office or its principal place of business.

         (f) The Guarantor will pay (or require to be paid), prior to their becoming delinquent, all taxes, assessments, insurance premiums, charges, encumbrances and liens now or hereafter imposed upon or affecting any Pledged Collateral.

         Section 3.3 Indemnity. The Guarantor hereby agrees to indemnify the Lender and hold the Lender harmless with respect to any and all losses, costs, claims, damages, penalties, causes of action, suits, judgments, liabilities and expenses (including, without limitation, attorneys' fees and expenses) incurred or suffered by the Lender arising out of or resulting from (i) the failure to be true or to continue to be true any of the representations or warranties, or the failure of the Guarantor to comply with any of the covenants, in this Article III or elsewhere in this Agreement and (ii) the assignment and security interest granted hereby, including, without limitation, the costs, expenses and disbursements (including attorneys' fees and expenses) incurred or suffered by the Lender in enforcing, preserving or collecting under the security interest granted hereby. The obligations of the Guarantor under this Section 3.3 shall survive the termination of this Agreement and the discharge of the Secured Obligations hereunder and shall also survive the termination of any other Loan Document to which it is a party.

                                   ARTICLE IV

                               Pledged Collateral

         Section 4.1 Assignment of Pledged Collateral and Agreements. In order to secure and to provide for the repayment of the Secured Obligations, the Guarantor hereby assigns, conveys, transfers, delivers and sets over unto the Lender, and hereby grants the Lender, a security interest in all of the Guarantor's right, title and interest in the following assets (whether now existing or hereafter arising) which are from time to time subjected to the Lien of this Agreement by delivery thereof to the Lender or otherwise




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(all of the following indicated in (i) through (vi) being referred to as the
"Pledged Collateral"):

              (i) any and all Capital Stock and other equity securities and other ownership interest in (including, without limitation, stock or securities exchangeable for or convertible into Capital Stock or other equity securities or ownership interests) of the Borrower (collectively, the "Pledged Shares") and the certificates representing such Pledged Shares, and all dividends, cash, instruments or other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the Pledged Shares;

             (ii) any and all options, warrants or other rights of the Guarantor to acquire additional securities of the same class as the Pledged Shares of the Borrower;

            (iii) any additional shares of common stock of the Borrower ("Shares") which are acquired by the Guarantor;

             (iv) all instruments, files, records, ledger sheets and documents covering or relating to any of the foregoing;

              (v) any and all proceeds of or distributions with respect to the foregoing, including, without limitation, any guarantees thereon or security interests taken with respect thereto and any contractual or other rights arising from any disposition of the foregoing; and

             (vi) all rights and privileges of the Guarantor with respect to the foregoing.

         Section 4.2 Delivery of the Pledged Collateral. (a) Without the prior written consent of the Lender, the Guarantor will not take any action to cause the Pledged Collateral delivered to the Lender pursuant to this Agreement to be removed from the possession of the Lender, to revert to the Guarantor or any interest therein to be assigned to any other Person.





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         (b) The Guarantor shall deliver the Pledged Shares, and if the
Guarantor shall become entitled to receive or shall receive additional Shares of the Borrower, the Guarantor shall deliver such Shares, to the Lender in pledge under this Agreement.

         (c) All Pledged Shares and Shares delivered to the Lender pursuant to this Agreement shall be accompanied by duly executed stock powers executed by the Guarantor in blank, with signatures appropriately guaranteed, and accompanied in each case by any required transfer tax stamps, all in form and substance satisfactory to the Lender.

         (d) After the occurrence of a Portfolio Event or an Event of Default, any other Pledged Collateral shall be delivered, pledged or otherwise subjected to the lien of this Agreement as the Lender may reasonably require.

         (e) If the Guarantor shall, as a result of its ownership of the Pledged Shares or the Shares delivered pursuant to this Section 4.2, become entitled to receive or shall receive any stock certificate (including, without limitation, any certificate representing a stock dividend or a distribution in connection with any reclassification, increase or reduction of capital or any certificate issued in connection with any reorganization), option or rights, whether in addition to, in substitution of, as a conversion of, or in exchange for any of the Pledged Shares or the Shares, or otherwise in respect thereof, the Guarantor shall accept the same as the agent of the Lender, hold the same in trust for the Lender and deliver the same forthwith to the Lender in the exact form received, duly endorsed by the Guarantor to the Lender, together with an undated stock power covering such certificate duly executed in blank by the Guarantor and with signatures appropriately guaranteed, to be held by the Lender, subject to the terms hereof, as additional collateral security for the Secured Obligations.

         (f) Any sums paid upon or in respect of the Pledged Shares or the Shares delivered pursuant to this Section 4.2 upon the liquidation or dissolution of the Borrower shall be paid over to the Lender to be held by it hereunder as additional collateral security for the Secured Obligations, and in case any distribution of capital shall be made on or in respect of the Pledged Shares or the Shares delivered pursuant to this Section 4.2 or any property shall be distributed upon or with respect to the Pledged Shares or



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the Shares delivered pursuant to this Section 4.2 pursuant to the recapitalization or reclassification of the capital of the Borrower or pursuant to the reorganization thereof, the property so distributed shall be delivered to the Lender to be held by it hereunder as additional collateral security for the Secured Obligations. If any sums of money or property so paid or distributed in respect of the Pledged Shares or the Shares delivered pursuant to this Section
4.2 shall be received by the Guarantor, the Guarantor shall, until such money or property is paid or delivered to the Lender, hold such money or property in trust for the Lender, segregated from other funds of the Guarantor, as additional collateral security for the Secured Obligations.

         (g) All Pledged Shares, Shares and other Pledged Collateral held by the Lender under this Agreement shall be segregated from the other assets of the Lender and identified on the records of the Lender as property pledged to secure the Lender under this Agreement.

         Section 4.3 Record Ownership of Pledged Shares. The Lender may at any time or from time to time after the occurrence of an Event of Default, in its sole discretion, cause any or all of the Pledged Shares or Shares delivered pursuant to Section 4.2 hereof to be transferred of record into the name of the Lender or its nominee. The Guarantor agrees promptly to give the Lender copies of any notices or other communication received by it with respect to the Pledged Shares or Shares registered in the name of the Guarantor, and the Lender will promptly give to the Guarantor copies of any notices and communications received by the Lender with respect to the Pledged Shares or Shares registered in the name of the Lender or its nominee.

         Section 4.4 Right to Receive Distributions. (a) So long as no Event of Default shall have occurred, the Guarantor shall have the right to receive all dividends, interest and other payments and distributions (in each case to the extent in the form of cash in the ordinary course of business, and not in connection with the dissolution or liquidation of the Borrower) upon or with respect to the Pledged Shares or Shares. To the extent in a form other than cash in the ordinary course of business, or if in connection with the dissolution or liquidation of the Borrower, all such dividends, interest and other payments and distributions shall be retained by the Lender in pledge under this Agreement, or, if received by the Guarantor,




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shall be forthwith delivered to the Lender in the form received (with any necessary endorsement).

         (b) Upon the occurrence of an Event of Default, the Lender shall also have the right to receive, and to retain as Pledged Collateral under this Agreement, all cash dividends, interest and other payments and distributions made upon or with respect to the Pledged Shares or Shares and the Guarantor shall take all such action as the Lender may deem necessary or appropriate to give effect to such right. Upon the occurrence of an Event of Default, all such dividends, interest and other payments and distributions which are received by the Guarantor shall be received in trust for the benefit of the Lender, and shall be segregated from other funds of the Guarantor and shall, forthwith be paid over to the Lender as Pledged Collateral in the same form as received (with any necessary endorsement).

         Section 4.5 Right to Vote Pledged Shares and Shares. (a) Unless an Event of Default shall have occurred, the Guarantor shall have the right, from time to time, to vote and to give consents, ratifications and waivers with respect to the Pledged Shares and any Shares delivered pursuant to Section 4.2 hereof.

         (b) Without the prior written consent of the Lender, the Guarantor will not vote to enable, or take any other action to permit, the Borrower to issue any Capital Stock or other equity securities of any nature or to issue any other securities convertible into, or granting the right to purchase or exchange for, any Capital Stock or other equity securities of any nature of the Borrower.

         (c) If an Event of Default shall have occurred, the Lender may, to the extent permitted by law, and the Guarantor shall take all such action as may be necessary or appropriate to give effect to such right, to vote and to give consents, ratifications and waivers, and take any other action with respect to all the Pledged Shares and any Shares delivered pursuant to Section 4.2 hereof with the same force and effect as if the Lender were the absolute and sole owner of such Pledged Shares and Shares, including without limitation the right to vote such Pledged Shares and Shares for and/or against directors of the Borrower at a meeting of the stockholders thereof or by unanimous written consent of the stockholders thereof or otherwise.





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         Section 4.6 Application of Pledged Collateral. (a) Upon the occurrence of or an Event of Default, the Lender may apply the Pledged Collateral and the proceeds thereof to the payment or repayment in full of all accrued and unpaid Secured Obligations, in the order of priority specified in Section 2.1 hereof.

         (b) At its option, the Lender may discharge past due Taxes or Liens at any time levied or placed on the Pledged Collateral and not permitted under any other Loan Document, and the Guarantor agrees to reimburse the Lender on demand for any payment made or any expense incurred by it pursuant to the foregoing authorization; provided, however, that nothing in this Section 4.6(b) shall be interpreted as excusing the Guarantor from the performance of, or requiring the Lender to cure or perform, any covenants or other promises of the Guarantor with respect to Taxes or Liens as set forth herein or in any other Loan Document.

         Section 4.7 Obligations Absolute; Enforceability by the Lender. The Guarantor hereby acknowledges that its obligations under this Agreement are and shall be absolute and unconditional under any and all circumstances, including, without limitation, the following circumstances: (a) any amendment, modification, supplement or waiver of or to any provision of this Agreement or any other Loan Document, or the illegality, invalidity, irregularity or unenforceability of this Agreement, any other Loan Document, or any Loans made to the Borrower, or (b) the breach or falsity (whether or not material) of any representation or warranty on the part of the Guarantor contained or reaffirmed and repeated in this Agreement or any other Loan Document, or the breach or falsity (whether or not material) of any representation or warranty on the part of the Borrower contained or reaffirmed and repeated in any Loan Document, or otherwise made to the Lender under or in connection with any of the foregoing, or (c) any failure on the part of the Lender to perform or observe any term, covenant or agreement on its part to be performed or observed under this Agreement, any other Loan Document or any other agreement, instrument or document delivered in connection with any of the foregoing, or (d) the existence of any setoff, counterclaim, recoupment, defense or other right or claim which the Guarantor may at any time have or have had against the Lender, or (e) the dissolution, bankruptcy, insolvency or reorganization of the Guarantor or the Borrower or the appointment of a receiver, trustee, custodian or liquidator for any of the Guarantor's or the



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Borrower's assets, including without limitation, the Guarantor's interest in the
Pledged Collateral or the Borrower's interest in the Assigned Collateral, or (f) the existence of any law, rule, regulation, order, writ, judgment, decree, determination or award purporting in any manner to affect this Agreement, any other Loan Document or any other agreement, instrument or document executed and delivered pursuant to or in connection with any of the foregoing, the Loans made to the Borrower, or any obligation of the Guarantor under this Agreement, any other Loan Document or any related document, or any obligation of the Borrower under any Loan Document or any related document, or (g) any other circumstances whatsoever which would otherwise constitute an excuse for nonperformance by the Guarantor of its obligations hereunder, whether similar or dissimilar to any of the circumstances specified in clauses (a) through (f) above.

                                   ARTICLE V

                                    Default

         Section 5.1 Rights of the Lender upon an Event of Default. (a) Upon the occurrence of an Event of Default, the Lender shall have the right, as the true and lawful agent of the Guarantor, with power of substitution for the Guarantor and in the Guarantor's name, the Lender's name or otherwise, for the use and benefit of the Lender to use, sell, assign, transfer, pledge, make any agreement with respect to or otherwise deal with all or any of the Pledged Collateral, and to do all other acts and things necessary to carry out the purposes of this Agreement, as fully and completely as though the Lender were the absolute owner of the Pledged Collateral for all purposes; provided, however, that no action taken or omitted to be taken by the Lender with respect to the Pledged Collateral or any part thereof shall give rise to any defense, counterclaim or offset in favor of the Guarantor or to any claim or action against the Lender. It is understood and agreed that the appointment of the Lender as the agent of the Guarantor for the purposes set forth above is coupled with an interest and is irrevocable. The provisions of this Section 5.1 shall in no event relieve the Guarantor of any of its obligations hereunder or under any other Loan Document with respect to the Pledged Collateral or any part thereof or impose any obligation on the Lender to proceed in any particular manner with respect to the Pledged Collateral or any part thereof, or in any way limit the exercise by the Lender, of any other



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or further right which it may have on the date of this Agreement or hereafter, whether hereunder, under any other Loan Document or by law or otherwise.

         (b) Upon the occurrence of an Event of Default, the Guarantor agrees that the Lender shall have the right to sell or otherwise dispose of all or any part of the Pledged Collateral, at public or private sale or at any broker's board or on any securities exchange, for cash, upon credit or for future delivery as the Lender shall deem appropriate. The Lender shall be authorized at any such sale (if it deems it advisable to do so) (i) to restrict the prospective bidders or purchasers to a limited number of sophisticated investors who will represent and agree that they are purchasing the Pledged Collateral for their own account for investment and not with a view to the distribution or sale thereof, and (ii) to cause to be placed on certificates for any or all of the Pledged Shares or on any other securities pledged under this Agreement a legend to the effect that such security has not been registered under the Securities Act of 1933, as amended (the "Act"), and may not be disposed of in violation of the provisions of the Act, and/or (iii) to impose such other limitations or conditions in connection with any such sale as the Lender deems necessary or advisable in order to comply with the Act or any other law. The Guarantor covenants and agrees that it will execute and deliver such documents and take such other action as the Lender deems necessary or advisable in order that any such sale may be made in compliance with law. Upon consummation of any such sale the Lender shall have the right to assign, transfer and deliver to the purchaser or purchasers thereof the Pledged Collateral so sold. Each such purchaser at any such sale shall hold the property sold absolutely, free from any claim or right on the part of the Guarantor, and the Guarantor hereby waives (to the extent permitted by law) all rights of redemption, stay and appraisal which the Guarantor now has or may at any time in the future have under any rule of law or statute now existing or hereafter enacted.

         (c) The Lender shall give the Guarantor 10 days' written notice (which the Guarantor agrees is reasonable notice within the meaning of Section 9-504(3) of the Uniform Commercial Code as in effect in the State of New York or its equivalent in other jurisdictions) of the Lender's intention to make any sale of Pledged Collateral. Such notice, in the case of a public sale, shall state the time and place for such sale and, in the case of a sale at a broker's board or



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on a securities exchange, shall state the board or exchange at which such sale is to be made and the day on which the Pledged Collateral, or portion thereof, will first be offered for sale at such board or exchange. Any such public sale shall be held at such time or times within ordinary business hours and at such place or places as the Lender may fix and state in the notice (if any) of such sale. At any public or private sale, the Pledged Collateral, or portion thereof, to be sold may be sold in one lot as an entirety or in separate parcels, as the Lender may (in its sole and absolute discretion) determine. The Lender shall not be obligated to make any sale of any Pledged Collateral if it shall determine not to do so, regardless of the fact that notice of sale of such Pledged Collateral shall have been given. The Lender may, without notice or publication, adjourn any public or private sale or cause the same to be adjourned from time to time by announcement at the time and place fixed for sale, and such sale may, without further notice, be made at the time and place to which the same was so adjourned. In case any sale of all or any part of the Pledged Collateral is made on credit or for future delivery, the Pledged Collateral so sold may be retained by the Lender until the sale price is paid by the purchaser or purchasers thereof, but the Lender shall not incur any liability in case any such purchaser or purchasers shall fail to take up and pay for the Pledged Collateral so sold and, in case of any such failure, such Pledged Collateral may be sold again upon like notice. At any public sale made pursuant to this Section 5.1(c), the Lender may bid for or purchase, free (to the extent permitted by law) from any right of redemption, stay, valuation or appraisal on the part of the Guarantor (all said rights being also hereby waived and released to the extent permitted by law), the Pledged Collateral or any part thereof offered for sale and may make payment on account thereof by using any claim then due and payable to the Lender from the Guarantor as a credit against the purchase price, and the Lender may, upon compliance with the terms of sale, hold, retain and dispose of such property without further accountability to the Guarantor therefor. For purposes hereof, a written agreement to purchase the Pledged Collateral or any portion thereof shall be treated as a sale thereof; the Lender shall be free to carry out such sale pursuant to such agreement and the Guarantor shall not be entitled to the return of the Pledged Collateral or any portion thereof subject thereto, notwithstanding the fact that after the Lender shall have entered into such an agreement all Events of Default shall have been remedied and the Secured Obligations paid in full. As an alternative to exercising the power of sale herein conferred upon it, the Lender may proceed by a suit or suits at law or in equity to foreclose this Agreement and to sell the Pledged Collateral or any portion thereof pursuant to a judgment or decree of a court or courts having competent jurisdiction or pursuant to a proceeding by a court-appointed receiver.

                                   ARTICLE VI

                           Amendments, Modifications,
                              Waivers and Consents

         Section 6.1 Execution of Amendments, etc. No amendment, modification, supplement, termination or waiver of or to any provision of this Agreement, nor any consent to any departure by the Guarantor from any provision of this Agreement, shall be effective unless the same shall be in writing and signed on behalf of the Lender, the Agent and the Guarantor. Any waiver of any provision of this Agreement, and any consent to any departure by the Guarantor from the terms of any provision of this Agreement, shall be effective only in the specific instance and for the specific purpose for which given. No notice to or demand upon the Guarantor in any instance hereunder shall entitle the Guarantor to any other or further notice or demand in similar or other circumstances.

                                  ARTICLE VII

                                 Miscellaneous

         Section 7.1 Further Assurances. The Guarantor agrees that it will join with the Lender in executing and, at its own expense, recording, filing and refiling, or permit the Lender to record, file and refile, such assignments, financing statements, continuation statements and other documents (including this Agreement) in such offices as the Lender may deem necessary or appropriate and wherever required or permitted by law in order to perfect and preserve the rights and interests granted to the Lender hereby, and hereby authorizes the Lender to file financing statements and amendments thereto and continuation statements relative to all or any part thereof without the signature of the Guarantor where permitted by law, and agrees to do such further acts and things, and to execute and deliver to the Lender such additional assignments, agreements, powers and instruments, as the Lender determines to be necessary to carry into effect the purposes of this

Agreement or to better assure and confirm unto the Lender its rights, powers and remedies hereunder. The Guarantor further agrees that it will deliver or cause to be delivered to the Lender all instruments, certificates or registrations of transfer as the Lender may deem necessary or appropriate and wherever required or permitted by law, in order to perfect and preserve the rights and interests granted to the Lender hereby in that Pledged Collateral which the Lender must possess to have a valid and perfected first lien security interest. The Guarantor shall register the pledge of the Pledged Shares or Shares delivered pursuant to Section 4.2 hereof with any present or future registrar or transfer agent for the Shares of the Borrower.

         Section 7.2 No Waiver; Cumulative Remedies. No failure on the part of the Lender to exercise, and no delay on the part of the Lender in exercising, any right, power or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, power or remedy by the Lender preclude any other or further exercise thereof or the exercise of any other right, power or remedy. All remedies hereunder are cumulative and are not exclusive of any other remedies that may be available to the Lender, whether at law, in equity or otherwise.

         Section 7.3 Notices, etc. Except where telephonic (which shall be confirmed in writing promptly) instructions or notices are authorized herein to be given, all notices, demands, instructions and other communications required or permitted to be given under this Agreement shall be in writing and shall be personally delivered or sent by registered, certified or express mail, postage prepaid, return receipt requested, or by, facsimile or telegram (with messenger delivery specified in the case of a telegram), and shall be deemed to be given for purposes of this Agreement on the date on which such writing is delivered or sent to the intended recipient thereof in accordance with the provisions of this
Section 7.3 (except that any notice sent by registered or certified mail shall be deemed to have been given on the fifth Business Day after such notice is deposited for delivery in the United States mail). Unless otherwise specified in a notice sent or delivered in accordance with the foregoing provisions of this
Section 7.3, notices, demands, instructions and other communications in writing shall be given to or made upon the respective parties hereto at their respective addresses (or to their respective facsimile numbers) indicated below, and, in the case of telephonic instructions or notices, by calling the telephone number or numbers indicated for such party below:

         (a)  with respect to the Guarantor:

                   Proliq, Inc.
                   379 Thornall Street
                   Edison, New Jersey 08837
                   Attention:  Kathryn M. Kinnamon
                               Assistant Treasurer
                   Telephone: (908) 632-1770
                   Facsimile: (908) 603-8960

              with a copy to:

                   Orloff, Lowenbach, Stifelman
                     & Siegel, P.A.
                   101 Eisenhower Parkway
                   Roseland, New Jersey 07068
                   Attention:  Ralph M. Lowenbach, Esq.
                   Telephone: (201) 622-6200
                   Facsimile: (201) 622-3073

         (b)  with respect to the Lender:

                   Canadian Imperial Bank of Commerce
                   425 Lexington Avenue
                   New York, New York 10017
                   Attention:  Asset Securitization Group
                   Telephone:  (212) 856-3850
                   Facsimile:  (212) 856-3643

         Any party may designate a different or additional address for the delivery of notices by providing notice thereof to the other party. Except as provided to the contrary above, all notices, demands, and other communications shall be effective upon personal delivery or upon the date of receipt by the addressee as shown on the return receipt. Rejection or other refusal to accept notices, demands, or other communications which are rejected or acceptance of which is refused shall be deemed to be effective upon the date on which the same were rejected or refused.

         Section 7.4 Fee; Costs and Expenses, etc. The Guarantor hereby agrees to reimburse the Lender, on demand, for all costs and expenses incurred by the Lender in connection with the administration and enforcement of this

Agreement and agrees to indemnify and hold harmless the Lender from and against any and all losses, costs, claims, damages, penalties, causes of action, suits, judgments, liabilities and expenses (including, without limitation, attorneys' fees and expenses) incurred by the Lender hereunder or in connection herewith, unless such liability shall be due to willful misconduct or gross negligence on the part of the Lender. If the Guarantor shall fail to do any act or thing which it has covenanted to do hereunder or any representation or warranty on the part of the Guarantor contained herein or repeated and reaffirmed herein shall be breached, the Lender may (but shall not be obligated to) do the same or cause it to be done or remedy any such breach, and may expend its funds for such purpose. Any and all amounts so expended by the Lender shall be repayable to it by the Guarantor upon the Lender's demand therefor. The obligations of the Guarantor under this Section 8.4 shall survive the termination of this Agreement, the resignation of the Lender, and the discharge of the other obligations of the Guarantor hereunder and shall also survive the termination of the Loan Agreement.

         Section 7.5 Lender Appointed Attorney-in-Fact. Until all Secured Obligations are paid, the Guarantor hereby appoints the Lender its attorney-in-fact, with full power of substitution, for the purpose of taking such action and executing agreements, instruments and other documents, in the name of the Guarantor, as the Lender may deem necessary or advisable to accomplish the purposes hereof, which appointment is coupled with an interest and is irrevocable.

         Section 7.6 Termination. Subject to Section 7.11, this Agreement and the assignments, pledges and security interests created or granted hereby shall terminate when (a) all Guaranteed Obligations shall have been fully paid and satisfied, (b) the commitments and obligations of the Lender under the Loan Agreement and related documents have terminated, (c) all obligations of the Borrower and the Guarantor due and owing under or in respect of the Loan Documents shall have been satisfied and fully paid, and (d) the Lender receives a certificate from the parties hereto certifying as to the matters in clauses
(a) through (c) above, at which time the Lender shall reassign, without recourse upon, or any warranty whatsoever by, the Lender, and deliver to the Guarantor all Pledged Collateral and documents then in the custody or possession of the Lender and, if requested by the Guarantor, shall execute and deliver to the Guarantor for recording or filing in each office in which any assignment or financing statement relative to the Pledged Collateral or the agreements relating thereto or any part thereof, shall have been filed or recorded, a termination statement or release under Applicable Law releasing the Lender's interest therein, and such other documents and instruments as the Guarantor may reasonably request, all without recourse upon or warranty whatsoever by, the Lender, and at the cost and expense of the Guarantor.

         Section 7.7 Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

         Section 7.8 Severability of Provisions. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof or affecting the validity or enforceability of such provision in any other jurisdiction.

         Section 7.9 Headings. Article and Section headings used in this Agreement are for convenience of reference only and shall not affect the construction of this Agreement.

         Section 7.10 Execution in Counterparts. This Agreement may be executed in any number of counterparts and by different parties hereto on separate counterparts, each of which counterparts, when so executed and delivered, shall be deemed to be an original and all of which counterparts, when taken together, shall constitute one and the same Agreement.

         Section 7.11 Reinstatement. This Agreement shall continue to be effective, or be reinstated, as the case may be, if at any time any amount received by the Lender in respect of the Pledged Collateral is rescinded or must otherwise be restored or returned by the Lender upon the insolvency, bankruptcy, dissolution, liquidation or reorganization of the Borrower or the Guarantor or the appointment of an intervenor or conservator of, or trustee or similar officer for, the Borrower or the Guarantor or any substantial part of its respective properties, or otherwise, all as though such payment had not been made.

         Section 7.12 Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the Guarantor and the Lender and their respective successors and assigns except that the Guarantor may not assign or transfer to any other Person or have assumed by any other Person (by operation of law or otherwise) all or any part of its rights or obligations hereunder without the prior written consent of the Lender. The Guarantor expressly agrees that this Agreement shall be for the benefit of the Lender and its successors and assigns. This Agreement shall not be construed so as to confer any right or benefit upon any Person other than the parties to this Agreement and the parties to the the Loan Agreement and the Security Agreement and each of their respective successors and assigns.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written.

                      PROLIQ, INC.


                      By
                        -----------------------------------
                        Authorized Signatory


                      CANADIAN IMPERIAL BANK OF COMMERCE,
                        as Lender


                      By
                        -----------------------------------
                        Authorized Signatory

                                                                  Schedule 3.1
                                                                     to the
                                                                Pledge Agreement


                           Locations of the Guarantor



Chief Executive Office

379 Thornall Street
Edison, New Jersey   08837